Exhibit 10.4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT, CONFIDENTIAL PORTIONS HAVE BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PRICELINE.COM INCORPORATED 1999 OMNIBUS PLAN

PERFORMANCE SHARE UNIT AGREEMENT

THIS PERFORMANCE SHARE UNIT AGREEMENT (“Agreement”) is made as of the 4th day of March, 2010 by and between priceline.com Incorporated, a Delaware corporation, with its principal United States office at 800 Connecticut Avenue, Norwalk, Connecticut 06854, and                                            (the “Participant”).

WITNESSETH:

Pursuant to terms of the priceline.com Incorporated 1999 Omnibus Plan (the “Plan”), the Compensation Committee of the Board has authorized this Agreement.  The Participant has been granted as of March 4, 2010 (the “Grant Date”), the number of performance share units (the “Performance Share Units”) set forth below.  Unless otherwise indicated, any capitalized term used herein, but not defined herein, shall have the meaning ascribed to such term in the Plan.  The Performance Share Units comprising this award may be recorded in an unfunded Performance Share Unit account in the Participant’s name maintained by the Company.  The Participant will have no rights as a stockholder of the Company by virtue of any Performance Share Unit awarded to the Participant until shares of Stock (as defined below), if any, are issued to the Participant as described in this Agreement.

1.                                       Definitions

(a)           “Booking.com” shall mean priceline.com International Limited, Booking.com Ltd., and Booking.com B.V.

(b)           “Company” shall mean priceline.com Incorporated, any of its subsidiaries or affiliates.

(c)           “Continuous Service” shall mean the Participant’s service with the Company or any Subsidiary or Affiliate whether as an employee, director or consultant, which is not interrupted or terminated.

(d)           “Cumulative Pro Forma EBITDA” shall mean the Pro Forma EBITDA during the Performance Period, calculated on a cumulative basis, net of any losses.

(e)           “Determination Date” shall mean March 1, 2013.

(f)            “Disability” shall mean (i) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company and applicable to him or her, (ii) if there is no such plan, such condition provided in

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

any applicable governmental statute or regulation that constitutes a Disability, or (iii) if there is no such applicable statute or regulation, such other condition as may be determined by the Committee in its sole discretion to constitute a Disability.

(g)           “Performance Period” shall mean the period commencing on January 1, 2010 and ending on December 31, 2012.

(h)           “Plan Year” shall mean the calendar year.

(i)            “Pro Forma EBITDA” shall mean Booking.com’s operating income, excluding Booking.com’s depreciation and amortization expense, and including foreign currency transactions and other expenses related to the Booking.com business, all determined in accordance with U.S. GAAP, adjusted to exclude the impact of those items excluded from the non-GAAP financial metric “pro forma EBITDA,” as publicly disclosed annually or quarterly, as applicable, by the Company in connection with the Company’s annual and quarterly earnings announcements.  Pro Forma EBITDA as publicly disclosed typically excludes and/or includes items that are, among other things, non-cash in nature, or related to unusual or non-recurring events, or in response to changes in laws or regulations, or to account for gains, losses or expenses determined to be extraordinary or unusual in nature or infrequent in occurrence, or are unpredictable as to amount or timing, not driven by core operating results and render comparisons with prior periods less meaningful, or related to the acquisition of a business or the disposition of a business or a segment of a business, or related to a change in accounting principles.  Pro Forma EBITDA shall also be adjusted (i) to exclude the financial results from any acquisition or to include the prospective forecasted results of any disposition of a business or a segment of a business made during the Performance Period and (ii) to exclude the on-going impact of change in accounting principles.  Notwithstanding the foregoing, in determining Pro Forma EBITDA, the Committee shall have the authority to make additional adjustments that it considers, in its good faith judgment, necessary to maintain the intent and principles consistent with the foregoing adjustments.

(j)            “Stock” shall mean shares of common stock, par value $0.008, of the Company.

(k)           “Target Amount” shall have the meaning given such term under Section 2.

(l)            “Vesting Factor” means the factor by which to multiply the Target Amount determined in accordance with the following table:

If the Cumulative Pro Forma EBITDA for the Performance Period is:	Then the Vesting Factor or Vesting Factor Range is:
[***]	0x
[***]	0x to 1x
[***]	1x
[***]	1x to 2x
[***]	2x to 3x
[***]	3x

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

2.                                       The Grant

Subject to the terms and conditions set forth herein, the Participant is granted                      (                    ) Performance Share Units as of the Grant Date (the “Target Amount”).

3.                                       Vesting; Effect of Termination of Continuous Service; Change in Control

(a)           Vesting at End of Performance Period.  If the Participant remains in Continuous Service through and including the Determination Date and no Change in Control occurs prior to the Determination Date, then the Participant shall be entitled to receive a number of shares of Stock determined by multiplying the Target Amount by the Applicable Vesting Factor.  The “Applicable Vesting Factor” shall be equal to either (i) the sole Vesting Factor that corresponds to the actual Cumulative Pro Forma EBITDA set forth in the table in Section 1(k) above in the event there is no Vesting Factor Range, or (ii) the sum of (A) the lowest Vesting Factor in the applicable Vesting Factor Range that corresponds to the actual Cumulative Pro Forma EBITDA set forth in the table in Section 1(k) above, plus (B) the ProRata Vesting Factor Increase.  The “ProRata Vesting Factor Increase” is the quotient of (1) the excess of the actual Cumulative Pro Forma EBITDA over the lowest Cumulative Pro Forma EBITDA in the range of numbers in which the actual Cumulative Pro Forma EBITDA falls (set forth in the table in Section 1(k) above), divided by (2) the result of a fraction, the numerator of which is the difference between the lowest and highest Cumulative Pro Forma EBITDA in the range of numbers in which the actual Cumulative Pro Forma EBITDA falls (set forth in the table in Section 1(k) above), and the denominator of which is the difference between the lowest and highest applicable Vesting Factor in the applicable Vesting Factor Range (set forth in the table in Section 1(k) above).  All shares of Stock to be issued to the Participant under this Section 3(a), if any, shall be issued to the Participant as soon as practicable after the Determination Date but in no event later than March 15, 2013.  If the Participant becomes entitled to any shares of Stock under this Section 3(a), he shall not be entitled to receive any shares of Stock under any other subsection of this Section 3.

(b)           Termination for Cause.  If, prior to the Determination Date, the Participant’s Continuous Service is (i) terminated by the Company for Cause or (ii) voluntarily terminated by the Participant other than on account of death or Disability, then the Participant shall receive no shares of Stock under this Agreement.

(c)           Termination Prior to a Change in Control.  If, prior to the Determination Date and prior to a Change in Control, the Participant’s Continuous Service is terminated by the Company other than for Cause or by the Participant on account of death or Disability, then the Participant’s Performance Share Unit number shall be determined (or that of the Participant’s designated beneficiary in the event of the Participant’s death) in accordance with Exhibit 1, and the Participant shall at the time of such termination be vested in a number of shares of Stock determined by the product of (i) such Performance Share Unit number, multiplied by (ii) a fraction, the numerator of which is the lesser of 36 or the number of full months completed since January 1, 2010 as of the date of such termination, and the denominator of which is 36.  All shares of Stock to be issued to the Participant under this Section 3(c), if any, shall be issued to the Participant (or the Participant’s designated beneficiary in the event of the Participant’s death) as soon as practicable after the Participant’s Continuous Service is terminated.  If the Participant

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becomes entitled to any shares of Stock under this Section 3(c), he or she shall not be entitled to receive any shares of Stock under any other subsection of this Section 3.

(d)           Change in Control.  If a Change in Control occurs prior to the Determination Date and the Participant remains in Continuous Service through and including the Determination Date, then the Participant’s Performance Share Unit number shall be determined in accordance with Exhibit 1, and the Participant shall be vested in (i) if the Change in Control occurs prior to January 1, 2013, the sum of (A) a number of shares of Stock determined by multiplying such Performance Share Unit number by a fraction, the numerator of which is the lesser of 36 and the number of full months completed since January 1, 2010 as of the date of such Change in Control, and the denominator of which is 36, and (B) a number of shares of Stock equal to the product of the Target Amount, multiplied by the fraction, the numerator of which is the number of full months that have been completed during the period commencing on the Change in Control and ending on December 31, 2012 (plus one (1) if the Change in Control occurs on any day of the month other than the first or last day), and the denominator of which is 36, or (ii) if the Change in Control occurs on or after January 1, 2013, a number of shares of Stock equal to the Performance Share Unit number.  All shares of Stock to be issued to the Participant under this Section 3(d), if any, shall be issued to the Participant as soon as practicable after the Determination Date but in no event later than March 15, 2013.  If the Participant becomes entitled to any shares of Stock under this Section 3(d), he or she shall not be entitled to receive any shares of Stock under any other subsection of this Section 3.

(e)           Termination Coincident with or Following a Change in Control.  If a Change in Control occurs prior to the Determination Date, and the Participant’s Continuous Service is terminated prior to the Determination Date in connection with such Change in Control or following such Change in Control by the Company other than for Cause or by the Participant on account of death or Disability, then the Participant’s Performance Share Unit number (or that of the Participant’s designated beneficiary in the event of the Participant’s death) shall be determined in accordance with Exhibit 1, and the Participant shall be vested at the time of such termination in (i) if the termination occurs prior to January 1, 2013, the sum of (A) a number of shares of Stock determined by multiplying such Performance Share Unit number by a fraction, the numerator of which is the lesser of 36 and the number of full months completed since January 1, 2010 as of the effective date of such Change in Control, and the denominator of which is 36, and (B) a number of shares of Stock equal to the product of the Target Amount, multiplied by the fraction, the numerator of which is the number of full months that have been completed during the period commencing on the effective date of the Change in Control and ending on the earlier of December 31, 2012 or the date of such termination (plus one (1) if the termination occurs on any day of the month other than the first or last day), and the denominator of which is 36, or (ii) if the termination occurs on or after January 1, 2013, a number of shares of Stock equal to the Performance Share Unit number.  All shares of Stock to be issued to the Participant under this Section 3(e) as a result of the Participant’s termination of Continuous Service on or after the effective date of the Change in Control, if any, shall be issued to the Participant (or the Participant’s designated beneficiary in the event of the Participant’s death) as soon as practicable after the Participant’s Continuous Service is terminated.  If the Participant becomes entitled to any shares of Stock under this Section 3(e), he or she shall not be entitled to receive any shares of Stock under any other subsection of this Section 3.

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

(f)            For purposes of calculations made under this Section 3, results shall be rounded to the nearest 100th using the common rounding method (i.e., increase the last digit by 1 if the next digit is 5 or more).

4.                                       Nontransferability of Grant

Except as otherwise provided herein or in the Plan, no Performance Share Units shall be assigned, negotiated, pledged, or hypothecated in any way or be subject to execution, attachment or similar process.  No transfer of the Participant’s rights with respect to such Performance Share Units, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted.  Immediately upon any attempt to transfer such rights, such Performance Share Units, and all of the rights related thereto, shall be forfeited by the Participant.

5.                                       Distribution and Voting Rights

Performance Share Units shall have no distribution, dividend or voting rights.

6.                                       Stock; Adjustment Upon Certain Events

(a)           Stock to be issued under this Agreement, if any, shall be made available, at the discretion of the Board, either from authorized but unissued Stock, from issued Stock reacquired by the Company or from Stock purchased by the Company on the open market specifically for this purpose.

(b)           The existence of this Agreement and the Performance Share Units granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or any affiliate, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or any affiliate or sale or transfer of all or part of the assets or business of the Company or any affiliate, or any other corporate act or proceeding.

(c)           Upon a Change in Control, the purchaser(s) of the Company’s assets or stock or the surviving entity in a merger or consolidation may, in his, her or its discretion, deliver to the Participant the same kind of consideration that is delivered to the stockholders of the Company as a result of such Change in Control, or the Board may cancel all outstanding Performance Share Units in exchange for consideration in cash or in kind which consideration in both cases shall be determined by the Board.

(d)           In the event of any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate  transaction or event that affects the Stock such that an adjustment is required in order to prevent dilution or enlargement of the rights of holders of Performance Share Units under the Plan, then the Committee shall make such equitable changes or adjustments to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with the Performance Share Units granted under the Plan, (ii) the number and kind of

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

shares of Stock or other property (including cash) issued or issuable in respect of outstanding Performance Share Units, (iii) performance targets, and (iv) any individual limitations applicable to the Performance Share Units granted under the Plan.

7.                                       Determinations

The Committee (by proper delegation or otherwise) shall determine the extent to which an award has been earned, if at all, in accordance with Section 3 of this Agreement on or prior to the Determination Date.  Such determination and all other determinations, interpretations or other actions made or taken pursuant to the provisions of this Agreement by the Committee in good faith shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participant and the Company, and their respective heirs, executors, administrators, personal representatives and other successors in interest.

8.                                       Other Conditions

The transfer of any Stock under this Agreement, if any, shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such Stock is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Stock is traded.

9.                                       Withholding Taxes

The Participant shall be liable for any and all taxes and contributions of any kind required by law to be withheld with respect to the delivery of any shares of Stock under this Agreement.  The Participant agrees that the Participant’s employer may, in its discretion, (a) require the Participant to remit to the Company on the date on which the Participant becomes the owner of shares of Stock under this Agreement cash in an amount sufficient to satisfy all applicable required withholding taxes and social security contributions related to such vesting, (b) deduct from his regular salary payroll cash, on a payroll date coincident with or following the date on which the Participant becomes the owner of shares of Stock under this Agreement, in an amount sufficient to satisfy such obligations, or (c) withhold from the total number of shares of Stock the Participant is to receive on a determination date a number of shares that has a total value equal to the amount necessary to satisfy any and all such withholding tax obligations.

10.                                 Distribution of Stock

Subject to Section 8, the Company shall cause the Participant to be the record owner of any shares of Stock to which the Participant becomes entitled to receive under this Agreement in accordance with the payment terms described in Section 3.

11.                                 Incorporation of the Plan

The Plan, as it exists on the date of this Agreement and as amended from time to time, is hereby incorporated by reference and made a part hereof, and the Performance Share Units and this Agreement shall be subject to all terms and conditions of the Plan.  In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the terms of the Plan shall control, except as expressly stated otherwise.

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

12.                                 Electronic Delivery

The Company may, in its sole discretion, deliver any documents related to the Performance Share Units and the Participant’s participation in the Plan, or future awards that may be granted under the Plan, by electronic means or to request the Participant’s consent to participate in the Plan by electronic means.  The Participant hereby consents to receive such documents by electronic delivery and, if requested, agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

13.                                 Nature of Grant

The Participant acknowledges and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time; (b) the grant of Performance Share Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Performance Shares Units, or benefits in lieu of Performance Shares Units, even if Performance Shares Units have been granted repeatedly in the past; (c) all decisions with respect to future Performance Shares Unit grants, if any, will be at the sole discretion of the Company; (d) participation in the Plan is voluntary; (e) the Performance Shares Units are not a part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (f) the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty; and (g) in consideration of the grant of Performance Shares Units, no claim or entitlement to compensation or damages shall arise from termination of the Performance Shares Units or diminution in value of the Performance Shares Units or shares received upon vesting including (without limitation) any claim or entitlement resulting from termination of the Participant’s Continuous Service by the Company or a Subsidiary or Affiliate (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant hereby releases the Company and its Subsidiaries and Affiliates from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such claim.

14.                                 Data Privacy

The Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data by and among, as applicable, the Company and its Subsidiaries and Affiliates, namely priceline.com Incorporated (located in the United States of America), priceline.com International Limited (located in the United Kingdom), Booking.com Ltd. (located in the United Kingdom), and Booking.com B.V. (located in The Netherlands), for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.  The Participant hereby understands that the Company and its Subsidiaries and Affiliates hold (but only process or transfer to the extent required or permitted by local law) the following personal information about the Participant: the Participant’s name, home address and telephone number, date of birth, social insurance number

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Performance Share Units or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).  The Participant hereby understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including Computershare Limited (located in the United States of America), Mellon Investor Services (located in the United States of America), and Morgan Stanley (located in the United States of America), that these recipients may be located in the Participant’s country or elsewhere (including countries outside of the European Union such as the United States of America), and that the recipient’s country may have different data privacy laws and protections than the Participant’s country.  The Participant hereby understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative.  The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any shares acquired upon vesting of the Performance Share Unit.  The Participant hereby understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan and in accordance with local law.  The Participant hereby understands that the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative.  The Participant hereby understands, however, that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan.  For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant hereby understands that the Participant may contact the Participant’s local human resources representative.

15.                                 Miscellaneous

(a)           This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees.  The Company shall assign to, and require, any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree in writing to perform this Agreement.  Notwithstanding the foregoing, this Agreement may not be assigned by the Participant.

(b)           The Participant acknowledges that the Company intends for the information contained in Section 1(k) and Exhibit 1 hereof to remain confidential.  Notwithstanding any other provision hereof, the Participant’s entitlement to any award or payment hereunder is contingent upon the Participant maintaining the confidentiality of the information contained in Section 1(k) and Exhibit 1.  The Participant agrees that he or she shall not disclose or cause the disclosure of such information and shall hold such information confidential.

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

(c)           No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.  To the extent applicable, it is intended that this Agreement comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participant.  This Agreement shall be administered in a manner consistent with this intent.  References to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(d)           This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement.

(e)           The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

(f)            The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

(g)           The Company shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and will from time to time use its reasonable efforts to comply with all laws and regulations which, in the opinion of counsel to the Company, are applicable thereto.

(h)           All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered, or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice.  Notices to the Company shall be addressed to its principal office, attention of the Company’s General Counsel.

(i)            The Plan and this Agreement constitute the entire Agreement and understanding between the parties with respect to the matters described herein and supersede all prior and contemporaneous agreements and understandings, oral and written, between the parties with respect to such subject matter.

(j)            This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the laws of the state of Delaware without reference to principles of conflict of laws.

(k)           The Company represents and warrants that it is duly authorized by its Board and/or the Committee (and by any other person or body whose authorization is required) to enter into this Agreement, that there is no agreement or other legal restriction which would prevent it from entering into, and carrying out its obligations under, this Agreement, and that the officer

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signing this Agreement is duly authorized and empowered to sign this Agreement on behalf of the Company.

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PRICELINE.COM INCORPORATED

Jeffery Boyd
Chief Executive Officer

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

Exhibit 1

The Performance Share Unit number shall be determined in accordance with this Exhibit 1 if, prior to the Determination Date, a Change in Control occurs and/or the Participant’s Continuous Service terminates.  If no Change in Control occurs or the Participant’s Continuous Service does not terminate prior to the Determination Date, the Performance Share Unit number shall be determined in accordance with the table in Section 1(k) hereof.  Upon any date of determination prior to the Determination Date as set forth in the Agreement or in connection with a determination pursuant to Section 3(d) hereof, the Participant’s Performance Share Unit number shall be determined as of the most recently completed fiscal quarter for the period commencing January 1, 2010.  Such Performance Share Unit number shall be equal to the product of (1) the Target Amount, multiplied by either (2)(a) the sole Mid-Period Vesting Factor under the column with the heading “Mid-Period Vesting Factor Ranges” in the chart below corresponding to the actual Cumulative EBITDA per applicable quarter for which the determination is made or (b) the sum of (i) the lowest Mid-Period Vesting Factor in the applicable Mid-Period Vesting Factor Range corresponding to the actual Cumulative EBITDA per applicable quarter for which the determination is made, plus (ii) the ProRata Mid-Period Vesting Factor Increase.

The “ProRata Mid-Period Vesting Factor Increase” means the quotient of (1) the excess of the actual Cumulative Pro Forma EBITDA over the lowest Cumulative Pro Forma EBITDA within the specified range per the applicable quarter for which the determination is made, divided by (2) the result of a fraction, the numerator of which is the difference between the lowest and highest Cumulative Pro Forma EBITDA within such specified range per the applicable quarter for which the determination is made, and the denominator of which is the difference between the lowest and highest specified Mid-Period Vesting Factor for such quarter.

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

All amounts are in millions of Euros.

Cumulative Pro Forma EBITDA per specified quarter	1st fiscal quarter completed since l/l/10	2nd fiscal quarter completed since l/l/10	3rd fiscal quarter completed since l/l/10	4th fiscal quarter completed since l/l/10	5th fiscal quarter completed since 1/l/10	6th fiscal quarter completed since 1/1/10	7th fiscal quarter completed since 1/1/10	8th fiscal quarter completed since l/l/10	9th fiscal quarter completed since 1/1/10	10th fiscal quarter completed since 1/1/10	11th fiscal quarter completed since 1/1/10	12th fiscal quarter completed since 1/1/10	Mid- Period Vesting Factor Ranges (Earned shares as a factor of the Target Amount)
Less than	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Equals Zero
Equal to or greater than	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Equals Zero to 1x

But less than	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Equal to or greater than	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Equals 1x

But less than	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Equal to or greater than	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Equals 1x to 2x

But less than	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Equal to or greater than	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Equals 2x to 3x

But less than	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Equal to or greater than	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Equals 3x

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.